Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

Fourth Quarter 2013

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 5, 2014

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

This quarterly financial supplement reflects, for all periods presented, a discretionary change to an accounting principle that we believe is preferable for the recognition of performance based incentive fee revenue within our Asset Management businesses. Under the newly adopted accounting principle, the Company records performance based incentive fee revenue when the contractual terms of the asset management fee arrangement have been satisfied such that the performance fee is no longer subject to clawback or contingency. Under the prior accounting principle, the Company accrued performance based incentive fee revenue quarterly based on measuring fund performance to date versus the performance benchmark stated in the investment management agreement, as if the contracts containing the fee arrangements were terminated as of the applicable balance sheet date. The Company adopted this revised accounting principle in the fourth quarter of 2013 with retrospective application for prior periods.

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2012	2013
2013	2012			4Q	1Q	2Q	3Q	4Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
3,847	2,261	70%	U.S. Retirement Solutions and Investment Management Division	714	769	851	1,231	996
740	400	85%	U.S. Individual Life and Group Insurance Division	87	146	163	216	215
3,152	2,704	17%	International Insurance Division	647	877	850	778	647
(1,370)	(1,338)	-2%	Corporate and other operations	(372)	(314)	(347)	(312)	(397)

6,369	4,027	58%	Total pre-tax adjusted operating income	1,076	1,478	1,517	1,913	1,461
1,783	1,008	77%	Income taxes, applicable to adjusted operating income	245	406	424	540	413

4,586	3,019	52%	Financial Services Businesses after-tax adjusted operating income	831	1,072	1,093	1,373	1,048

			Reconciling items:
(8,149)	(2,809)	-190%	Realized investment losses, net, and related charges and adjustments	(1,698)	(3,003)	(2,230)	(556)	(2,360)
(250)	610	-141%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	108	95	(471)	103	23
227	(540)	142%	Change in experience-rated contractholder liabilities due to asset value changes	(94)	(143)	471	(73)	(28)
29	(615)	105%	Divested businesses	49	29	(84)	43	41
28	(29)	197%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	16	(34)	24	11	27

(8,115)	(3,383)	-140%	Total reconciling items, before income taxes	(1,619)	(3,056)	(2,290)	(472)	(2,297)
(2,857)	(816)	-250%	Income taxes, not applicable to adjusted operating income	(614)	(1,237)	(700)	(67)	(853)

(5,258)	(2,567)	-105%	Total reconciling items, after income taxes	(1,005)	(1,819)	(1,590)	(405)	(1,444)

(672)	452	-249%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(174)	(747)	(497)	968	(396)
(48)	10	-580%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(14)	11	(22)	(10)	(27)

(720)	462	-256%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(188)	(736)	(519)	958	(423)
107	50	114%	Earnings attributable to noncontrolling interests	21	35	27	13	32

(613)	512	-220%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(167)	(701)	(492)	971	(391)
7	17	-59%	Income (loss) from discontinued operations, net of taxes	3	1	2	8	(4)

(606)	529	-215%	Net income (loss) of Financial Services Businesses	(164)	(700)	(490)	979	(395)
107	50	114%	Less: Income attributable to noncontrolling interests	21	35	27	13	32

(713)	479	-249%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(185)	(735)	(517)	966	(427)

17.7%	11.0%		Operating Return on Average Equity (based on adjusted operating income)	12.1%	16.2%	17.0%	21.4%	16.3%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
(713)	479		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(185)	(735)	(517)	966	(427)
46	41		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(18)	15	3	61	(33)

(667)	520		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(203)	(720)	(514)	1,027	(460)

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted): (1)
9.67	6.40	Financial Services Businesses after-tax adjusted operating income	1.76	2.27	2.30	2.89	2.20

		Reconciling items:
(17.28)	(5.94)	Realized investment losses, net, and related charges and adjustments	(3.61)	(6.37)	(4.72)	(1.18)	(5.01)
(0.53)	1.29	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.23	0.20	(1.00)	0.22	0.05
0.48	(1.14)	Change in experience-rated contractholder liabilities due to asset value changes	(0.20)	(0.30)	1.00	(0.15)	(0.06)
0.06	(1.30)	Divested businesses	0.10	0.06	(0.18)	0.09	0.09
0.07	0.05	Difference in earnings allocated to participating unvested share-based payment awards	—	0.02	0.02	0.01	0.01

(17.20)	(7.04)	Total reconciling items, before income taxes	(3.48)	(6.39)	(4.88)	(1.01)	(4.92)
(5.96)	(1.65)	Income taxes, not applicable to adjusted operating income	(1.30)	(2.54)	(1.46)	(0.14)	(1.79)

(11.24)	(5.39)	Total reconciling items, after income taxes	(2.18)	(3.85)	(3.42)	(0.87)	(3.13)

(1.57)	1.01	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(0.42)	(1.58)	(1.12)	2.02	(0.93)
0.02	0.04	Income (loss) from discontinued operations, net of taxes	—	—	—	0.02	(0.01)

(1.55)	1.05	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(0.42)	(1.58)	(1.12)	2.04	(0.94)

463.1	465.6	Weighted average number of outstanding Common shares (basic)	462.6	464.3	464.1	462.6	461.5

471.7	473.2	Weighted average number of outstanding Common shares (diluted) (2)	469.9	471.7	472.2	472.0	471.2

2	20	Direct equity adjustments for earnings per share calculation	—	4	1	2	(5)

17	17	Earnings related to interest, net of tax, on exchangeable surplus notes (2)	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
43	29	Financial Services Businesses after-tax adjusted operating income	7	10	11	13	9
8	7	Income from continuing operations (after-tax) of Financial Services Businesses	7	2	2	9	2

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2012, March 31, 2013, June 30, 2013, and December 31, 2013, as well as for the twelve months ended December 31, 2013, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.
(2)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the twelve months ended December 31, 2012, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the twelve months ended December 31, 2012, for GAAP measures is 468.1 million.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,409	2,153	2,545	3,043	2,594
		Long-term debt	18,460	18,009	17,083	17,083	17,069
		Junior Subordinated Long-Term Debt	4,594	5,804	4,884	4,884	4,884

		Attributed Equity:
		Including accumulated other comprehensive income	37,006	38,392	33,669	32,818	33,885
		Excluding accumulated other comprehensive income (3)	27,016	26,179	25,343	26,034	25,299
		Amount included above for foreign currency exchange rate remeasurement (4)	(179)	(1,782)	(2,796)	(2,036)	(2,818)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	27,195	27,961	28,139	28,070	28,117

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	79.04	81.77	71.76	70.05	72.30
		Excluding accumulated other comprehensive income (3)	57.70	55.76	54.01	55.57	53.98
		Amount included above for foreign currency exchange rate remeasurement (4)	(0.38)	(3.80)	(5.96)	(4.35)	(6.01)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (4)	58.08	59.56	59.97	59.92	59.99

		Number of diluted shares at end of period (2)	468.2	469.5	469.2	468.5	468.7

		Common Stock Price Range (based on closing price):
92.43	64.65	High	59.89	60.41	73.03	82.62	92.43
54.64	44.74	Low	48.74	54.64	54.91	73.30	75.99
92.22	53.33	Close	53.33	58.99	73.03	77.98	92.22

		Common Stock market capitalization (1)	24,692	27,448	33,813	36,019	42,523

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.
(3)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(4)	Represents cumulative impact of gains and losses resulting from foreign currency exchange rate remeasurement included in net income (loss).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

OPERATIONS HIGHLIGHTS

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	313.7	323.2	319.1	330.3	341.7
		Retail customers	138.7	143.8	152.4	159.1	170.7
		General account	374.6	373.3	354.5	358.7	357.5

		Total Investment Management and Advisory Services	827.0	840.3	826.0	848.1	869.9
		Non-proprietary assets under management	196.8	180.7	174.4	186.9	195.9

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,023.8	1,021.0	1,000.4	1,035.0	1,065.8
		Managed by U.S. Individual Life and Group Insurance Division	16.4	22.6	21.5	21.9	22.3
		Managed by International Insurance Division	20.1	17.8	21.8	19.3	19.0

		Total assets under management	1,060.3	1,061.4	1,043.7	1,076.2	1,107.1
		Client assets under administration	69.2	105.5	106.2	111.1	116.6

		Total assets under management and administration	1,129.5	1,166.9	1,149.9	1,187.3	1,223.7

		Assets managed or administered for customers outside of the United States at end of period	243.8	241.2	236.7	244.2	242.9

		Distribution Representatives (1):
		Prudential Agents	2,615	2,701	2,724	2,780	2,722
		International Life Planners	7,058	7,101	7,113	7,208	7,248
		Gibraltar Life Consultants	11,333	10,252	9,795	9,298	9,327

53	55	Prudential Agent productivity ($ thousands)	64	48	49	50	67

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2012	2013
2013	2012			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
23,115	62,083	-63%	Premiums	41,145	6,329	6,115	5,414	5,257
5,614	4,597	22%	Policy charges and fee income	1,183	1,425	1,460	1,284	1,445
11,530	10,370	11%	Net investment income	2,713	2,821	2,901	2,873	2,935
5,022	4,053	24%	Asset management fees, commissions and other income	1,110	1,225	1,244	1,212	1,341

45,281	81,103	-44%	Total revenues	46,151	11,800	11,720	10,783	10,978

			Benefits and Expenses (1):
23,310	60,900	-62%	Insurance and annuity benefits	40,783	6,332	6,171	5,420	5,387
3,702	3,804	-3%	Interest credited to policyholders’ account balances	944	966	929	886	921
1,260	1,243	1%	Interest expense	313	327	331	296	306
(2,902)	(3,534)	18%	Deferral of acquisition costs	(932)	(864)	(706)	(646)	(686)
1,394	1,966	-29%	Amortization of acquisition costs	581	475	502	31	386
12,148	12,697	-4%	General and administrative expenses	3,386	3,086	2,976	2,883	3,203

38,912	77,076	-50%	Total benefits and expenses	45,075	10,322	10,203	8,870	9,517

6,369	4,027	58%	Adjusted operating income before income taxes	1,076	1,478	1,517	1,913	1,461

			Reconciling items:
(9,956)	(3,666)	-172%	Realized investment losses, net, and related adjustments	(2,057)	(3,305)	(2,698)	(1,319)	(2,634)
1,807	857	111%	Related charges	359	302	468	763	274

(8,149)	(2,809)	-190%	Total realized investment losses, net, and related charges and adjustments	(1,698)	(3,003)	(2,230)	(556)	(2,360)

(250)	610	-141%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	108	95	(471)	103	23
227	(540)	142%	Change in experience-rated contractholder liabilities due to asset value changes	(94)	(143)	471	(73)	(28)
29	(615)	105%	Divested businesses	49	29	(84)	43	41
28	(29)	197%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	16	(34)	24	11	27

(8,115)	(3,383)	-140%	Total reconciling items, before income taxes	(1,619)	(3,056)	(2,290)	(472)	(2,297)

(1,746)	644	-371%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(543)	(1,578)	(773)	1,441	(836)
(1,074)	192	-659%	Income tax expense (benefit)	(369)	(831)	(276)	473	(440)

(672)	452	-249%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(174)	(747)	(497)	968	(396)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2012	03/31/2013	06/30/2013	09/30/2013	12/31/2013

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $236,517; $232,366; $226,247; $231,616; $228,099)	254,917	254,222	242,059	245,032	243,654
Fixed maturities, held to maturity, at amortized cost (fair value $4,511; $4,186; $3,769; $3,872; $3,553)	4,268	3,878	3,562	3,629	3,312
Trading account assets supporting insurance liabilities, at fair value	20,590	20,890	20,658	21,131	20,827
Other trading account assets, at fair value	6,053	6,584	5,809	6,121	6,111
Equity securities, available for sale, at fair value (cost $4,302; $4,070; $4,102; $4,279; $4,561)	5,052	5,315	5,289	5,488	6,026
Commercial mortgage and other loans	27,125	28,744	28,320	29,709	31,335
Policy loans	6,455	6,861	6,679	6,827	6,753
Other long-term investments	8,016	7,689	7,847	7,904	8,304
Short-term investments	5,186	4,700	6,344	6,404	5,837

Total investments	337,662	338,883	326,567	332,245	332,159
Cash and cash equivalents	17,546	14,023	12,425	11,950	10,797
Accrued investment income	2,534	2,523	2,528	2,533	2,505
Deferred policy acquisition costs	13,688	13,968	14,547	15,812	16,101
Value of business acquired	3,248	4,167	3,846	3,837	3,675
Other assets	11,313	13,392	13,050	12,677	13,082
Separate account assets	253,254	266,308	264,054	275,091	285,060

Total assets	639,245	653,264	637,017	654,145	663,379

Liabilities:
Future policy benefits	165,212	160,290	153,683	158,857	156,601
Policyholders’ account balances	128,987	132,913	131,222	132,202	131,298
Securities sold under agreements to repurchase	3,436	3,679	3,707	3,530	4,128
Cash collateral for loaned securities	2,864	2,375	4,927	4,988	4,230
Income taxes	9,019	8,467	5,581	5,367	6,010
Senior short-term debt	2,409	2,153	2,545	3,043	2,594
Senior long-term debt	18,460	18,009	17,083	17,083	17,069
Junior subordinated long-term debt	4,594	5,804	4,884	4,884	4,884
Notes issued by consolidated variable interest entities	1,577	1,896	2,147	2,423	3,302
Other liabilities	11,818	12,389	12,877	13,229	13,715
Separate account liabilities	253,254	266,308	264,054	275,091	285,060

Total liabilities	601,630	614,283	602,710	620,697	628,891

Attributed Equity:
Accumulated other comprehensive income	9,990	12,213	8,326	6,784	8,586
Other attributed equity	27,016	26,179	25,343	26,034	25,299

Total attributed equity	37,006	38,392	33,669	32,818	33,885

Noncontrolling Interest	609	589	638	630	603

Total Equity	37,615	38,981	34,307	33,448	34,488

Total liabilities and equity	639,245	653,264	637,017	654,145	663,379

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,257	331	1,269	3,664	(7)
Policy charges and fee income	1,445	690	634	136	(15)
Net investment income	2,935	1,255	517	1,060	103
Asset management fees, commissions and other income	1,341	1,253	167	131	(210)

Total revenues	10,978	3,529	2,587	4,991	(129)

Benefits and Expenses (1):
Insurance and annuity benefits	5,387	733	1,522	3,150	(18)
Interest credited to policyholders’ account balances	921	476	206	239	—
Interest expense	306	33	112	2	159
Deferral of acquisition costs	(686)	(137)	(190)	(372)	13
Amortization of acquisition costs	386	107	57	232	(10)
General and administrative expenses	3,203	1,321	665	1,093	124

Total benefits and expenses	9,517	2,533	2,372	4,344	268

Adjusted operating income (loss) before income taxes	1,461	996	215	647	(397)

	Quarter Ended December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	41,145	31,979	1,274	7,901	(9)
Policy charges and fee income	1,183	598	439	156	(10)
Net investment income	2,713	1,096	408	1,105	104
Asset management fees, commissions and other income	1,110	1,135	117	47	(189)

Total revenues	46,151	34,808	2,238	9,209	(104)

Benefits and Expenses (1):
Insurance and annuity benefits	40,783	32,292	1,411	7,068	12
Interest credited to policyholders’ account balances	944	531	146	271	(4)
Interest expense	313	33	83	2	195
Deferral of acquisition costs	(932)	(233)	(199)	(518)	18
Amortization of acquisition costs	581	166	80	350	(15)
General and administrative expenses	3,386	1,305	630	1,389	62

Total benefits and expenses	45,075	34,094	2,151	8,562	268

Adjusted operating income (loss) before income taxes	1,076	714	87	647	(372)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	23,115	1,008	5,098	17,037	(28)
Policy charges and fee income	5,614	2,628	2,432	599	(45)
Net investment income	11,530	4,847	1,991	4,306	386
Asset management fees, commissions and other income	5,022	4,688	617	598	(881)

Total revenues	45,281	13,171	10,138	22,540	(568)

Benefits and Expenses (1):
Insurance and annuity benefits	23,310	2,538	6,201	14,606	(35)
Interest credited to policyholders’ account balances	3,702	1,910	808	984	—
Interest expense	1,260	128	414	3	715
Deferral of acquisition costs	(2,902)	(649)	(773)	(1,543)	63
Amortization of acquisition costs	1,394	297	121	1,011	(35)
General and administrative expenses	12,148	5,100	2,627	4,327	94

Total benefits and expenses	38,912	9,324	9,398	19,388	802

Adjusted operating income (loss) before income taxes	6,369	3,847	740	3,152	(1,370)

	Twelve Months Ended December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	62,083	32,504	5,128	24,484	(33)
Policy charges and fee income	4,597	2,282	1,756	597	(38)
Net investment income	10,370	4,080	1,619	4,268	403
Asset management fees, commissions and other income	4,053	4,088	465	237	(737)

Total revenues	81,103	42,954	8,968	29,586	(405)

Benefits and Expenses (1):
Insurance and annuity benefits	60,900	33,890	5,769	21,105	136
Interest credited to policyholders’ account balances	3,804	2,147	557	1,122	(22)
Interest expense	1,243	144	323	3	773
Deferral of acquisition costs	(3,534)	(1,091)	(491)	(2,024)	72
Amortization of acquisition costs	1,966	411	424	1,173	(42)
General and administrative expenses	12,697	5,192	1,986	5,503	16

Total benefits and expenses	77,076	40,693	8,568	26,882	933

Adjusted operating income (loss) before income taxes	4,027	2,261	400	2,704	(1,338)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2013
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	332,159	117,314	46,351	152,219	16,275
Deferred policy acquisition costs	16,101	5,715	4,295	6,407	(316)
Other assets	30,059	11,207	10,088	8,102	662
Separate account assets	285,060	242,344	43,441	1,949	(2,674)

Total assets	663,379	376,580	104,175	168,677	13,947

Liabilities:
Future policy benefits	156,601	49,521	12,520	91,145	3,415
Policyholders’ account balances	131,298	55,510	28,918	46,858	12
Debt	24,547	5,523	9,245	55	9,724
Other liabilities	31,385	9,800	5,629	11,821	4,135
Separate account liabilities	285,060	242,344	43,441	1,949	(2,674)

Total liabilities	628,891	362,698	99,753	151,828	14,612

Attributed Equity:
Accumulated other comprehensive income (loss)	8,586	689	413	8,251	(767)
Other attributed equity	25,299	12,590	4,009	8,588	112

Total attributed equity	33,885	13,279	4,422	16,839	(655)

Noncontrolling Interest	603	603	—	10	(10)

Total Equity	34,488	13,882	4,422	16,849	(665)

Total liabilities and equity	663,379	376,580	104,175	168,677	13,947

	As of December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	337,662	124,692	36,648	164,144	12,178
Deferred policy acquisition costs	13,688	4,036	3,298	6,589	(235)
Other assets	34,641	13,895	6,422	11,506	2,818
Separate account assets	253,254	214,416	39,757	1,555	(2,474)

Total assets	639,245	357,039	86,125	183,794	12,287

Liabilities:
Future policy benefits	165,212	54,799	10,252	96,874	3,287
Policyholders’ account balances	128,987	56,282	18,518	54,172	15
Debt	25,463	4,969	8,428	38	12,028
Other liabilities	28,714	9,424	5,172	13,016	1,102
Separate account liabilities	253,254	214,416	39,757	1,555	(2,474)

Total liabilities	601,630	339,890	82,127	165,655	13,958

Attributed Equity:
Accumulated other comprehensive income (loss)	9,990	2,541	1,728	7,359	(1,638)
Other attributed equity	27,016	13,989	2,270	10,776	(19)

Total attributed equity	37,006	16,530	3,998	18,135	(1,657)

Noncontrolling Interest	609	619	—	4	(14)

Total Equity	37,615	17,149	3,998	18,139	(1,671)

Total liabilities and equity	639,245	357,039	86,125	183,794	12,287

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2013				As of December 31, 2012
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	309	5,036	4,884	10,229	668	5,381	4,594	10,643
Operating Debt - Investment related	1,867	8,035	—	9,902	1,258	9,203	—	10,461
Operating Debt - Specified businesses	418	3,802	—	4,220	483	3,876	—	4,359
Limited recourse and non-recourse borrowing	—	196	—	196	—	—	—	—

Total debt - Financial Services Businesses	2,594	17,069	4,884	24,547	2,409	18,460	4,594	25,463

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	75	1,600	—	1,675	75	1,675	—	1,750

Total debt	75	1,600	—	1,675	75	1,675	—	1,750

	As of December 31, 2013				As of December 31, 2012
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	8,817	1,042	370	10,229	9,149	1,042	452	10,643
Operating Debt - Investment related	6,281	411	3,210	9,902	6,955	293	3,213	10,461
Operating Debt - Specified businesses	2,969	1,251	—	4,220	2,740	1,468	151	4,359
Limited recourse and non-recourse borrowing	—	196	—	196	—	—	—	—

Total debt - Financial Services Businesses	18,067	2,900	3,580	24,547	18,844	2,803	3,816	25,463

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $941 million of surplus notes at both December 31, 2013 and December 31, 2012.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2012	2013
2013	2012			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
1,008	32,504	-97%	Premiums	31,979	145	256	276	331
2,628	2,282	15%	Policy charges and fee income	598	619	654	665	690
4,847	4,080	19%	Net investment income	1,096	1,160	1,236	1,196	1,255
4,688	4,088	15%	Asset management fees, commissions and other income	1,135	1,122	1,156	1,157	1,253

13,171	42,954	-69%	Total revenues	34,808	3,046	3,302	3,294	3,529

			Benefits and Expenses (1):
2,538	33,890	-93%	Insurance and annuity benefits	32,292	524	683	598	733
1,910	2,147	-11%	Interest credited to policyholders’ account balances	531	506	495	433	476
128	144	-11%	Interest expense	33	33	31	31	33
(649)	(1,091)	41%	Deferral of acquisition costs	(233)	(235)	(141)	(136)	(137)
297	411	-28%	Amortization of acquisition costs	166	145	137	(92)	107
5,100	5,192	-2%	General and administrative expenses	1,305	1,304	1,246	1,229	1,321

9,324	40,693	-77%	Total benefits and expenses	34,094	2,277	2,451	2,063	2,533

3,847	2,261	70%	Adjusted operating income before income taxes	714	769	851	1,231	996

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2013				Quarter Ended December 31, 2013
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	1,008	108	900	—	331	29	302	—
Policy charges and fee income	2,628	2,421	207	—	690	637	53	—
Net investment income	4,847	693	4,067	87	1,255	167	1,061	27
Asset management fees, commissions and other income	4,688	1,243	854	2,591	1,253	325	230	698

Total revenues	13,171	4,465	6,028	2,678	3,529	1,158	1,646	725

Benefits and Expenses (1):
Insurance and annuity benefits	2,538	77	2,461	—	733	30	703	—
Interest credited to policyholders’ account balances	1,910	381	1,529	—	476	96	380	—
Interest expense	128	91	26	11	33	24	6	3
Deferral of acquisition costs	(649)	(598)	(29)	(22)	(137)	(124)	(9)	(4)
Amortization of acquisition costs	297	257	15	25	107	98	3	6
General and administrative expenses	5,100	2,172	987	1,941	1,321	542	268	511

Total benefits and expenses	9,324	2,380	4,989	1,955	2,533	666	1,351	516

Adjusted operating income before income taxes	3,847	2,085	1,039	723	996	492	295	209

	Twelve Months Ended December 31, 2012				Quarter Ended December 31, 2012
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	32,504	102	32,402	—	31,979	24	31,955	—
Policy charges and fee income	2,282	2,080	202	—	598	549	49	—
Net investment income	4,080	770	3,203	107	1,096	185	880	31
Asset management fees, commissions and other income	4,088	1,031	788	2,269	1,135	281	200	654

Total revenues	42,954	3,983	36,595	2,376	34,808	1,039	33,084	685

Benefits and Expenses (1):
Insurance and annuity benefits	33,890	573	33,317	—	32,292	55	32,237	—
Interest credited to policyholders’ account balances	2,147	452	1,695	—	531	121	410	—
Interest expense	144	109	20	15	33	24	5	4
Deferral of acquisition costs	(1,091)	(1,016)	(49)	(26)	(233)	(200)	(27)	(6)
Amortization of acquisition costs	411	338	49	24	166	131	29	6
General and administrative expenses	5,192	2,488	925	1,779	1,305	604	205	496

Total benefits and expenses	40,693	2,944	35,957	1,792	34,094	735	32,859	500

Adjusted operating income before income taxes	2,261	1,039	638	584	714	304	225	185

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
131,608	109,743	Beginning total account value	128,949	131,608	139,034	137,775	143,697
11,447	19,977	Sales	3,778	4,208	2,439	2,388	2,412
(7,567)	(6,646)	Surrenders and withdrawals	(1,765)	(1,776)	(1,898)	(1,824)	(2,069)

3,880	13,331	Net sales	2,013	2,432	541	564	343
(1,282)	(1,169)	Benefit payments	(313)	(310)	(326)	(310)	(336)

2,598	12,162	Net flows	1,700	2,122	215	254	7
19,455	12,380	Change in market value, interest credited, and other	1,687	6,039	(666)	6,479	7,603
(3,194)	(2,677)	Policy charges	(728)	(735)	(808)	(811)	(840)

150,467	131,608	Ending total account value	131,608	139,034	137,775	143,697	150,467

		Fixed Annuities:
3,734	3,792	Beginning total account value	3,756	3,734	3,714	3,699	3,681
66	55	Sales	11	16	14	16	20
(160)	(160)	Surrenders and withdrawals	(48)	(41)	(38)	(40)	(41)

(94)	(105)	Net redemptions	(37)	(25)	(24)	(24)	(21)
(335)	(281)	Benefit payments	(68)	(71)	(96)	(83)	(85)

(429)	(386)	Net flows	(105)	(96)	(120)	(107)	(106)
371	330	Interest credited and other	83	77	105	91	98
(3)	(2)	Policy charges	—	(1)	—	(2)	—

3,673	3,734	Ending total account value	3,734	3,714	3,699	3,681	3,673

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
2,425	3,023	Insurance Agents	557	703	547	575	600
2,246	4,932	Wirehouses	929	923	464	433	426
4,978	8,808	Independent Financial Planners	1,661	1,935	1,009	1,001	1,033
1,864	3,269	Bank Distribution	642	663	433	395	373

11,513	20,032	Total	3,789	4,224	2,453	2,404	2,432

(1)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
11,564	12,830	Beginning balance	11,929	11,564	11,148	10,903	10,409
1,198	2,360	Premiums and deposits	476	488	258	230	222
(963)	(1,058)	Surrenders and withdrawals	(288)	(268)	(245)	(217)	(233)

235	1,302	Net sales (redemptions)	188	220	13	13	(11)
(408)	(357)	Benefit payments	(86)	(89)	(116)	(102)	(101)

(173)	945	Net flows	102	131	(103)	(89)	(112)
337	374	Interest credited and other	70	86	92	81	78
(1,671)	(2,583)	Net transfers to separate account	(537)	(632)	(234)	(484)	(321)
(3)	(2)	Policy charges	—	(1)	—	(2)	—

10,054	11,564	Ending balance	11,564	11,148	10,903	10,409	10,054

		Account Values in Separate Account (1):
123,778	100,705	Beginning balance	120,776	123,778	131,600	130,571	136,969
10,315	17,672	Premiums and deposits	3,313	3,736	2,195	2,174	2,210
(6,764)	(5,748)	Surrenders and withdrawals	(1,525)	(1,549)	(1,691)	(1,647)	(1,877)

3,551	11,924	Net sales	1,788	2,187	504	527	333
(1,209)	(1,093)	Benefit payments	(295)	(292)	(306)	(291)	(320)

2,342	10,831	Net flows	1,493	1,895	198	236	13
19,489	12,336	Change in market value, interest credited and other	1,700	6,030	(653)	6,489	7,623
1,671	2,583	Net transfers from general account	537	632	234	484	321
(3,194)	(2,677)	Policy charges	(728)	(735)	(808)	(811)	(840)

144,086	123,778	Ending balance	123,778	131,600	130,571	136,969	144,086

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2012	2013
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	7,947	7,764	7,290	7,037	6,799
Guaranteed minimum withdrawal benefits	947	945	895	889	886
Guaranteed minimum income benefits	3,556	3,639	3,519	3,583	3,667
Guaranteed minimum withdrawal & income benefits	94,804	101,688	101,686	107,109	113,246

Total	107,254	114,036	113,390	118,618	124,598

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	91,954	98,362	98,119	102,783	107,910
Account Values without Auto-Rebalancing Feature	15,300	15,674	15,271	15,835	16,688

Total	107,254	114,036	113,390	118,618	124,598

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	3,145	2,435	3,134	2,378	1,735
Net Amount at Risk without Auto-Rebalancing Feature	1,663	1,346	1,434	1,176	910

Total	4,808	3,781	4,568	3,554	2,645

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2012	2013
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	96,951	102,944	102,277	107,025	112,445
Net amount at risk	769	584	677	532	465
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,687	33,046	32,511	33,592	34,846
Net amount at risk	4,207	3,574	3,931	3,330	2,817

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	91,954	98,362	98,119	102,783	107,910
Account Values without Auto-Rebalancing Feature	36,684	37,628	36,669	37,834	39,381

Total	128,638	135,990	134,788	140,617	147,291

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	958	715	1,064	774	613
Net Amount at Risk without Auto-Rebalancing Feature	4,018	3,443	3,544	3,088	2,669

Total	4,976	4,158	4,608	3,862	3,282

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
148,405	139,430	Beginning total account value	146,934	148,405	156,380	157,738	165,364
20,677	16,390	Deposits and sales	3,903	5,679	3,697	5,455	5,846
(18,711)	(19,223)	Withdrawals and benefits	(4,386)	(4,676)	(3,622)	(4,627)	(5,786)
23,131	11,808	Change in market value, interest credited, interest income and other activity	1,954	6,972	1,283	6,798	8,078

173,502	148,405	Ending total account value	148,405	156,380	157,738	165,364	173,502

1,966	(2,833)	Net additions (withdrawals)	(483)	1,003	75	828	60

		Stable value account values included above	42,836	43,065	43,365	44,186	44,013

		Institutional Investment Products:
141,435	90,089	Beginning total account value	104,646	141,435	143,011	144,101	147,100
17,294	55,005	Additions (1)	39,192	3,845	4,360	5,034	4,055
(9,951)	(8,495)	Withdrawals and benefits	(2,586)	(2,319)	(2,462)	(2,487)	(2,683)
1,066	4,787	Change in market value, interest credited and interest income	788	202	(662)	547	979
(442)	49	Other (2)	(605)	(152)	(146)	(95)	(49)

149,402	141,435	Ending total account value (3)	141,435	143,011	144,101	147,100	149,402

7,343	46,510	Net additions	36,606	1,526	1,898	2,547	1,372

(1)	Includes $1 billion for the three months ended December 31, 2012, representing transfers of client balances from externally managed accounts to accounts managed by Prudential. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	“Other” activity includes transfers to internally managed accounts of $(1) billion for the three months ended December 31, 2012. These transfers are offset in additions discussed above in note 1. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.
(3)	Ending total account values for Institutional Investment Products business includes $1.9 billion as of December 31, 2012, March 31, 2013, June 30, 2013, September 30, 2013, and December 31, 2013, respectively, related to collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY).

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2012	2013
2013	2012			4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
1,881	1,667	13%	Asset management fees	433	451	467	472	491
254	240	6%	Other related revenues	114	51	57	52	94
543	469	16%	Service, distribution and other revenues	138	140	138	125	140

2,678	2,376	13%	Total Asset Management segment revenues	685	642	662	649	725

			Analysis of asset management fees by source:
838	775	8%	Institutional customers	201	203	207	210	218
631	509	24%	Retail customers	132	145	154	161	171
412	383	8%	General account	100	103	106	101	102

1,881	1,667	13%	Total asset management fees	433	451	467	472	491

Supplementary Assets Under Management Information (in billions):
	December 31, 2013
	Equity	Fixed Income	Real Estate	Total
Institutional customers	63.4	243.8	34.5	341.7
Retail customers	117.0	51.5	2.2	170.7
General account	8.9	347.2	1.4	357.5

Total	189.3	642.5	38.1	869.9

	December 31, 2012
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.7	230.8	31.2	313.7
Retail customers	86.6	50.3	1.8	138.7
General account	9.4	363.7	1.5	374.6

Total	147.7	644.8	34.5	827.0

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
274.6	234.2	Beginning assets under management	263.8	274.6	282.9	279.6	290.0
57.1	58.8	Additions	20.8	14.4	14.8	14.1	13.8
(37.7)	(41.6)	Withdrawals	(12.4)	(7.5)	(11.7)	(10.0)	(8.5)
7.8	23.1	Change in market value	2.8	1.9	(6.1)	6.0	6.0
(0.5)	0.2	Net money market flows	(0.1)	(0.2)	—	0.2	(0.5)
(0.8)	(0.1)	Other (1)	(0.3)	(0.3)	(0.3)	0.1	(0.3)

300.5	274.6	Ending assets under management	274.6	282.9	279.6	290.0	300.5
41.2	39.1	Affiliated institutional assets under management	39.1	40.3	39.5	40.3	41.2

341.7	313.7	Total assets managed for institutional customers at end of period	313.7	323.2	319.1	330.3	341.7

19.4	17.2	Net institutional additions, excluding money market activity	8.4	6.9	3.1	4.1	5.3

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
91.1	69.6	Beginning assets under management	87.8	91.1	97.9	100.4	106.5
40.2	37.0	Additions	10.1	10.9	12.4	7.1	9.8
(35.8)	(24.2)	Withdrawals	(6.7)	(9.1)	(9.9)	(8.5)	(8.3)
19.5	8.8	Change in market value	(0.1)	5.0	—	7.5	7.0
—	(0.1)	Net money market flows	—	—	—	—	—
—	—	Other	—	—	—	—	—

115.0	91.1	Ending assets under management	91.1	97.9	100.4	106.5	115.0
55.7	47.6	Affiliated retail assets under management	47.6	45.9	52.0	52.6	55.7

170.7	138.7	Total assets managed for retail customers at end of period	138.7	143.8	152.4	159.1	170.7

4.4	12.8	Net retail additions (withdrawals), excluding money market activity	3.4	1.8	2.5	(1.4)	1.5

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2012	2013
2013	2012			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
5,098	5,128	-1%	Premiums	1,274	1,279	1,294	1,256	1,269
2,432	1,756	38%	Policy charges and fee income	439	657	654	487	634
1,991	1,619	23%	Net investment income	408	473	504	497	517
617	465	33%	Asset management fees, commissions and other income	117	148	159	143	167

10,138	8,968	13%	Total revenues	2,238	2,557	2,611	2,383	2,587

			Benefits and Expenses (1):
6,201	5,769	7%	Insurance and annuity benefits	1,411	1,605	1,578	1,496	1,522
808	557	45%	Interest credited to policyholders’ account balances	146	193	201	208	206
414	323	28%	Interest expense	83	96	98	108	112
(773)	(491)	-57%	Deferral of acquisition costs	(199)	(220)	(186)	(177)	(190)
121	424	-71%	Amortization of acquisition costs	80	73	102	(111)	57
2,627	1,986	32%	General and administrative expenses	630	664	655	643	665

9,398	8,568	10%	Total benefits and expenses	2,151	2,411	2,448	2,167	2,372

740	400	85%	Adjusted operating income before income taxes	87	146	163	216	215

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2013			Quarter Ended December 31, 2013
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	5,098	810	4,288	1,269	215	1,054
Policy charges and fee income	2,432	1,906	526	634	494	140
Net investment income	1,991	1,406	585	517	369	148
Asset management fees, commissions and other income	617	498	119	167	134	33

Total revenues	10,138	4,620	5,518	2,587	1,212	1,375

Benefits and Expenses (1):
Insurance and annuity benefits	6,201	1,902	4,299	1,522	481	1,041
Interest credited to policyholders’ account balances	808	576	232	206	146	60
Interest expense	414	407	7	112	110	2
Deferral of acquisition costs	(773)	(762)	(11)	(190)	(181)	(9)
Amortization of acquisition costs	121	111	10	57	54	3
General and administrative expenses	2,627	1,803	824	665	445	220

Total benefits and expenses	9,398	4,037	5,361	2,372	1,055	1,317

Adjusted operating income before income taxes	740	583	157	215	157	58

	Twelve Months Ended December 31, 2012			Quarter Ended December 31, 2012
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	5,128	725	4,403	1,274	183	1,091
Policy charges and fee income	1,756	1,251	505	439	304	135
Net investment income	1,619	1,033	586	408	262	146
Asset management fees, commissions and other income	465	358	107	117	91	26

Total revenues	8,968	3,367	5,601	2,238	840	1,398

Benefits and Expenses (1):
Insurance and annuity benefits	5,769	1,241	4,528	1,411	298	1,113
Interest credited to policyholders’ account balances	557	329	228	146	88	58
Interest expense	323	316	7	83	81	2
Deferral of acquisition costs	(491)	(436)	(55)	(199)	(144)	(55)
Amortization of acquisition costs	424	419	5	80	78	2
General and administrative expenses	1,986	1,114	872	630	340	290

Total benefits and expenses	8,568	2,983	5,585	2,151	741	1,410

Adjusted operating income (loss) before income taxes	400	384	16	87	99	(12)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

38	20	Variable life	8	9	7	9	13
497	218	Universal life	90	157	124	107	109
196	174	Term life	46	50	53	49	44

731	412	Total	144	216	184	165	166

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

95	90	Prudential Agents	24	25	25	22	23
636	322	Third party distribution	120	191	159	143	143

731	412	Total	144	216	184	165	166

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2)(3):
10,583	9,500	Beginning balance	10,058	10,583	20,026	20,710	21,367
3,799	2,197	Premiums and deposits	709	1,108	965	892	834
(1,063)	(838)	Surrenders and withdrawals	(213)	(240)	(305)	(266)	(252)

2,736	1,359	Net sales	496	868	660	626	582
(419)	(234)	Benefit payments	(59)	(133)	(86)	(91)	(109)

2,317	1,125	Net flows	437	735	574	535	473
1,170	32	Interest credited and other	111	276	299	360	235
368	300	Net transfers from separate account	84	88	98	84	98
(1,280)	(374)	Policy charges	(107)	(340)	(287)	(322)	(331)
8,684	—	Acquisition	—	8,684	—	—	—

21,842	10,583	Ending balance	10,583	20,026	20,710	21,367	21,842

		Separate Account Liabilities (3):
17,817	16,491	Beginning balance	17,835	17,817	24,611	24,555	25,380
1,277	849	Premiums and deposits	218	305	384	196	392
(902)	(577)	Surrenders and withdrawals	(154)	(233)	(315)	(122)	(232)

375	272	Net sales	64	72	69	74	160
(121)	(30)	Benefit payments	(7)	(41)	(52)	1	(29)

254	242	Net flows	57	31	17	75	131
4,575	2,036	Change in market value, interest credited and other	173	1,487	353	991	1,744
(368)	(300)	Net transfers to general account	(84)	(88)	(98)	(84)	(98)
(969)	(652)	Policy charges	(164)	(243)	(328)	(157)	(241)
5,607	—	Acquisition	—	5,607	—	—	—

26,916	17,817	Ending balance	17,817	24,611	24,555	25,380	26,916

		FACE AMOUNT IN FORCE (4):

		Variable life	110,218	175,851	173,991	173,142	172,870
		Universal life	53,092	130,182	135,686	139,808	144,533
		Term life	506,868	597,272	606,212	614,032	621,289

		Total	670,178	903,305	915,889	926,982	938,692

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	Includes reclassifications during the second quarter of 2013 to conform presentation of certain acquired liabilities.
(4)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		Individual Life Insurance:

		Policy Surrender Experience:
1,173	659	Cash value of surrenders	169	303	295	284	291
2.8%	2.7%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.6%	3.1%	2.9%	2.7%	2.7%

		Death benefits per $1,000 of in force (1):
4.54	4.71	Variable and universal life	4.17	4.35	4.19	5.31	4.41
1.29	1.46	Term life	1.36	1.29	1.34	1.01	1.55
3.22	3.01	Total, Individual Life Insurance	2.69	3.10	3.05	3.53	3.25

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
240	304	Group life	51	148	15	33	44
73	135	Group disability	7	45	7	13	8

313	439	Total	58	193	22	46	52

		Future Policy Benefits (1) (2):
		Group life	2,385	2,297	2,292	2,123	2,281
		Group disability	4	34	23	13	3

		Total	2,389	2,331	2,315	2,136	2,284

		Policyholders’ Account Balances (1):
		Group life	7,726	7,657	7,696	7,822	7,928
		Group disability	209	212	214	233	251

		Total	7,935	7,869	7,910	8,055	8,179

		Separate Account Liabilities (1):
		Group life	21,940	23,076	22,352	22,017	22,706
		Group disability	—	—	—	—	—

		Total	21,940	23,076	22,352	22,017	22,706

		Group Life Insurance:
4,099	4,177	Gross premiums, policy charges and fee income (3)	1,079	1,074	1,052	960	1,013
3,915	3,983	Earned premiums, policy charges and fee income	994	997	1,001	948	969
88.5%	90.9%	Benefits ratio	89.0%	92.2%	90.6%	84.8%	86.2%
10.1%	10.0%	Administrative operating expense ratio	11.8%	9.2%	9.6%	11.1%	10.8%
		Persistency ratio	94.0%	95.0%	94.7%	93.8%	93.7%

		Group Disability Insurance:
967	959	Gross premiums, policy charges and fee income (3)	243	240	242	243	242
899	925	Earned premiums, policy charges and fee income	232	231	220	223	225
92.8%	98.1%	Benefits ratio	98.7%	94.4%	93.2%	91.9%	91.6%
26.6%	25.3%	Administrative operating expense ratio	28.4%	26.7%	25.6%	25.9%	28.1%
		Persistency ratio	89.3%	91.7%	89.7%	88.1%	87.0%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
3,829	2,390	Beginning balance	3,457	3,829	4,223	4,577	5,314
598	1,016	Capitalization	200	223	127	124	124
(257)	(338)	Amortization - operating results	(131)	(134)	(124)	99	(98)
1,214	734	Amortization - realized investment gains and losses	288	271	291	510	142
106	27	Impact of unrealized losses on AFS securities	15	34	60	4	8
—	—	Other	—	—	—	—	—

5,490	3,829	Ending balance	3,829	4,223	4,577	5,314	5,490

		INDIVIDUAL LIFE INSURANCE:
3,116	3,192	Beginning balance	2,994	3,116	3,317	3,646	3,952
762	436	Capitalization	144	220	188	173	181
(111)	(419)	Amortization - operating results	(78)	(71)	(99)	113	(54)
15	—	Amortization - realized investment gains and losses	—	2	5	4	4
330	(93)	Impact of unrealized (gains) or losses on AFS securities	56	50	235	16	29

4,112	3,116	Ending balance	3,116	3,317	3,646	3,952	4,112

		GROUP INSURANCE:
182	132	Beginning balance	129	182	180	175	177
11	55	Capitalization	55	—	(2)	4	9
(10)	(5)	Amortization - operating results	(2)	(2)	(3)	(2)	(3)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

183	182	Ending balance	182	180	175	177	183

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,357	1,000	Beginning balance	1,275	1,357	1,425	1,506	1,764
53	258	Capitalization	18	16	15	13	9
(137)	(165)	Amortization - operating results	(50)	(54)	(52)	8	(39)
504	246	Amortization - realized investment gains and losses	107	92	101	235	76
36	18	Impact of unrealized losses on AFS securities	7	14	17	2	3
—	—	Other	—	—	—	—	—

1,813	1,357	Ending balance	1,357	1,425	1,506	1,764	1,813

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2012	2013
2013	2012			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
17,037	24,484	-30%	Premiums	7,901	4,914	4,570	3,889	3,664
599	597	0%	Policy charges and fee income	156	159	162	142	136
4,306	4,268	1%	Net investment income	1,105	1,093	1,067	1,086	1,060
598	237	152%	Asset management fees, commissions and other income	47	184	141	142	131

22,540	29,586	-24%	Total revenues	9,209	6,350	5,940	5,259	4,991

			Benefits and Expenses (1):
14,606	21,105	-31%	Insurance and annuity benefits	7,068	4,203	3,904	3,349	3,150
984	1,122	-12%	Interest credited to policyholders’ account balances	271	267	233	245	239
3	3	0%	Interest expense	2	1	—	—	2
(1,543)	(2,024)	24%	Deferral of acquisition costs	(518)	(427)	(397)	(347)	(372)
1,011	1,173	-14%	Amortization of acquisition costs	350	270	275	234	232
4,327	5,503	-21%	General and administrative expenses	1,389	1,159	1,075	1,000	1,093

19,388	26,882	-28%	Total benefits and expenses	8,562	5,473	5,090	4,481	4,344

3,152	2,704	17%	Adjusted operating income before income taxes	647	877	850	778	647

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2013			Quarter Ended December 31, 2013
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	17,037	6,770	10,267	3,664	1,651	2,013
Policy charges and fee income	599	349	250	136	86	50
Net investment income	4,306	1,616	2,690	1,060	418	642
Asset management fees, commissions and other income	598	243	355	131	49	82

Total revenues	22,540	8,978	13,562	4,991	2,204	2,787

Benefits and Expenses (1):
Insurance and annuity benefits	14,606	5,814	8,792	3,150	1,478	1,672
Interest credited to policyholders’ account balances	984	244	740	239	57	182
Interest expense	3	2	1	2	1	1
Deferral of acquisition costs	(1,543)	(702)	(841)	(372)	(173)	(199)
Amortization of acquisition costs	1,011	443	568	232	110	122
General and administrative expenses	4,327	1,660	2,667	1,093	428	665

Total benefits and expenses	19,388	7,461	11,927	4,344	1,901	2,443

Adjusted operating income before income taxes	3,152	1,517	1,635	647	303	344

	Twelve Months Ended December 31, 2012			Quarter Ended December 31, 2012
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	24,484	6,971	17,513	7,901	1,728	6,173
Policy charges and fee income	597	371	226	156	100	56
Net investment income	4,268	1,595	2,673	1,105	410	695
Asset management fees, commissions and other income	237	65	172	47	18	29

Total revenues	29,586	9,002	20,584	9,209	2,256	6,953

Benefits and Expenses (1):
Insurance and annuity benefits	21,105	5,799	15,306	7,068	1,471	5,597
Interest credited to policyholders’ account balances	1,122	261	861	271	52	219
Interest expense	3	—	3	2	—	2
Deferral of acquisition costs	(2,024)	(819)	(1,205)	(518)	(191)	(327)
Amortization of acquisition costs	1,173	441	732	350	115	235
General and administrative expenses	5,503	1,839	3,664	1,389	477	912

Total benefits and expenses	26,882	7,521	19,361	8,562	1,924	6,638

Adjusted operating income before income taxes	2,704	1,481	1,223	647	332	315

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2012	2013
2013	2012		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
5,395	5,729	Japan, excluding Gibraltar Life	1,389	1,559	1,292	1,271	1,273
10,517	17,739	Gibraltar Life	6,229	3,093	3,024	2,337	2,063
1,724	1,613	All other countries	439	421	416	423	464

17,636	25,081	Total	8,057	5,073	4,732	4,031	3,800

		Annualized new business premiums:
763	992	Japan, excluding Gibraltar Life	190	249	179	152	183
1,756	2,724	Gibraltar Life	813	459	498	407	392
365	362	All other countries	94	96	76	85	108

2,884	4,078	Total	1,097	804	753	644	683

		Annualized new business premiums by distribution channel:
1,128	1,354	Life Planners	284	345	255	237	291
779	930	Gibraltar Life Consultants	213	204	232	176	167
757	1,434	Banks	547	209	197	182	169
220	360	Independent Agency	53	46	69	49	56

2,884	4,078	Total	1,097	804	753	644	683

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
6,111	5,621	Japan, excluding Gibraltar Life	1,380	1,704	1,468	1,460	1,479
11,883	17,274	Gibraltar Life	6,112	3,326	3,484	2,695	2,378
1,639	1,545	All other countries	412	392	403	408	436

19,633	24,440	Total	7,904	5,422	5,355	4,563	4,293

		Annualized new business premiums:
869	977	Japan, excluding Gibraltar Life	188	274	206	177	212
1,904	2,635	Gibraltar Life	785	476	550	450	428
345	344	All other countries	88	91	71	81	102

3,118	3,956	Total	1,061	841	827	708	742

		Annualized new business premiums by distribution channel:
1,214	1,321	Life Planners	276	365	277	258	314
849	898	Gibraltar Life Consultants	207	212	256	195	186
817	1,386	Banks	526	217	218	200	182
238	351	Independent Agency	52	47	76	55	60

3,118	3,956	Total	1,061	841	827	708	742

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2012	2013
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	351	356	359	361	364
Gibraltar Life	402	405	405	406	406
All other countries	106	106	107	108	110

Total	859	867	871	875	880

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,825	2,880	2,911	2,936	2,969
Gibraltar Life	7,449	7,417	7,340	7,307	7,274
All other countries	1,662	1,680	1,697	1,715	1,742

Total	11,936	11,977	11,948	11,958	11,985

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	93.0%	93.0%	93.2%	93.1%	93.0%
25 months	86.1%	86.3%	86.3%	85.9%	85.6%

Gibraltar Life:
13 months	89.7%	89.4%	89.6%	90.8%	90.9%
25 months	82.4%	82.2%	81.9%	83.0%	82.4%

Number of Life Planners at end of period:
Japan	3,216	3,284	3,243	3,274	3,258
All other countries	3,842	3,817	3,870	3,934	3,990

Total life planners	7,058	7,101	7,113	7,208	7,248

Gibraltar Life Consultants	11,333	10,252	9,795	9,298	9,327

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2013				December 31, 2012
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	240,090	27,401	212,689	65.4%	254,096	28,790	225,306	68.2%
Public, held-to-maturity, at amortized cost	2,500	—	2,500	0.8%	3,116	—	3,116	0.9%
Private, available-for-sale, at fair value	46,461	15,811	30,650	9.4%	46,875	17,629	29,246	8.8%
Private, held-to-maturity, at amortized cost	812	—	812	0.2%	1,152	—	1,152	0.3%
Trading account assets supporting insurance liabilities, at fair value	20,827	—	20,827	6.4%	20,590	—	20,590	6.2%
Other trading account assets, at fair value	1,683	342	1,341	0.4%	1,701	275	1,426	0.4%
Equity securities, available-for-sale, at fair value	9,903	3,884	6,019	1.8%	8,256	3,225	5,031	1.5%
Commercial mortgage and other loans, at book value	40,806	9,673	31,133	9.6%	36,231	9,608	26,623	8.1%
Policy loans, at outstanding balance	11,766	5,013	6,753	2.1%	11,575	5,120	6,455	2.0%
Other long-term investments (1)	9,196	2,024	7,172	2.2%	8,677	2,012	6,665	2.0%
Short-term investments	7,311	1,866	5,445	1.7%	6,385	1,261	5,124	1.6%

Subtotal (2)	391,355	66,014	325,341	100.0%	398,654	67,920	330,734	100.0%

Invested assets of other entities and operations (3)	6,818	—	6,818		6,928	—	6,928

Total investments	398,173	66,014	332,159		405,582	67,920	337,662

Fixed Maturities by Credit Quality (2):

	December 31, 2013					December 31, 2012
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	171,777	14,808	2,719	183,866	85.4%	181,892	15,753	985	196,660	86.0%
2	24,281	2,029	781	25,529	11.8%	25,074	2,029	439	26,664	11.7%

Subtotal - High or Highest Quality Securities	196,058	16,837	3,500	209,395	97.2%	206,966	17,782	1,424	223,324	97.7%

3	4,078	256	136	4,198	1.9%	3,670	128	204	3,594	1.6%
4	1,391	162	33	1,520	0.7%	1,351	100	122	1,329	0.6%
5	125	22	9	138	0.1%	340	20	58	302	0.1%
6	116	20	3	133	0.1%	55	10	17	48	0.0%

Subtotal - Other Securities	5,710	460	181	5,989	2.8%	5,416	258	401	5,273	2.3%

Total	201,768	17,297	3,681	215,384	100.0%	212,382	18,040	1,825	228,597	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	7,766	712	92	8,386	26.6%	7,237	811	52	7,996	26.2%
2	18,378	1,534	157	19,755	62.7%	17,350	1,659	217	18,792	61.7%

Subtotal - High or Highest Quality Securities	26,144	2,246	249	28,141	89.3%	24,587	2,470	269	26,788	87.9%

3	2,243	156	16	2,383	7.6%	2,416	173	29	2,560	8.4%
4	667	29	18	678	2.2%	631	33	7	657	2.2%
5	197	9	7	199	0.6%	310	7	16	301	1.0%
6	97	11	1	107	0.3%	131	29	—	160	0.5%

Subtotal - Other Securities	3,204	205	42	3,367	10.7%	3,488	242	52	3,678	12.1%

Total	29,348	2,451	291	31,508	100.0%	28,075	2,712	321	30,466	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2013 and December 31, 2012, respectively, 306 securities with amortized cost of $806 million (fair value $831 million) and 104 securities with amortized cost of $793 million (fair value, $847 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	112,501	81.0%	124,710	82.2%
Public, held-to-maturity, at amortized cost	2,500	1.8%	3,116	2.0%
Private, available-for-sale, at fair value	6,762	4.9%	6,252	4.1%
Private, held-to-maturity, at amortized cost	812	0.6%	1,152	0.8%
Trading account assets supporting insurance liabilities, at fair value	1,925	1.4%	1,838	1.2%
Other trading account assets, at fair value	884	0.6%	1,195	0.8%
Equity securities, available-for-sale, at fair value	2,557	1.9%	2,126	1.4%
Commercial mortgage and other loans, at book value	6,581	4.7%	6,156	4.1%
Policy loans, at outstanding balance	2,280	1.6%	2,665	1.7%
Other long-term investments (2)	1,576	1.1%	2,215	1.5%
Short-term investments	541	0.4%	318	0.2%

Total	138,919	100.0%	151,743	100.0%

	December 31, 2013		December 31, 2012
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	100,188	53.8%	100,596	56.2%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	23,888	12.8%	22,994	12.9%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,902	10.1%	18,752	10.5%
Other trading account assets, at fair value	457	0.2%	231	0.1%
Equity securities, available-for-sale, at fair value	3,462	1.9%	2,905	1.6%
Commercial mortgage and other loans, at book value	24,552	13.2%	20,467	11.4%
Policy loans, at outstanding balance	4,473	2.4%	3,790	2.1%
Other long-term investments (2)	5,596	3.0%	4,450	2.5%
Short-term investments	4,904	2.6%	4,806	2.7%

Total	186,422	100.0%	178,991	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.80%	2,159	(798)	3.66%	2,035	76
Equity securities	5.06%	55	48	5.95%	63	6
Commercial mortgage and other loans	4.73%	302	(9)	5.40%	295	19
Policy loans	4.78%	81	—	4.83%	78	—
Short-term investments and cash equivalents	0.26%	7	—	0.22%	8	—
Other investments	8.47%	174	(600)	4.04%	74	(593)

Gross investment income before investment expenses	3.92%	2,778	(1,359)	3.69%	2,553	(492)
Investment expenses	-0.13%	(86)	—	-0.15%	(87)	—

Subtotal	3.79%	2,692	(1,359)	3.54%	2,466	(492)

Investment results of other entities and operations (2)		288	62		285	92
Less, investment income related to adjusted operating income reconciling items		(45)			(38)

Total		2,935	(1,297)		2,713	(400)

	Twelve Months Ended December 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.79%	8,575	(183)	3.72%	7,645	(148)
Equity securities	6.19%	256	130	6.14%	249	(54)
Commercial mortgage and other loans	4.98%	1,169	(13)	5.36%	1,118	30
Policy loans	4.82%	316	—	4.73%	293	—
Short-term investments and cash equivalents	0.22%	30	1	0.24%	33	—
Other investments	7.04%	553	(5,546)	4.04%	268	(1,642)

Gross investment income before investment expenses	3.87%	10,899	(5,611)	3.75%	9,606	(1,814)
Investment expenses	-0.13%	(308)	—	-0.13%	(273)	—

Subtotal	3.74%	10,591	(5,611)	3.62%	9,333	(1,814)

Investment results of other entities and operations (2)		1,122	173		1,175	130
Less, investment income related to adjusted operating income reconciling items		(183)			(138)

Total		11,530	(5,438)		10,370	(1,684)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.95%	810	61	2.73%	861	21
Equity securities	3.48%	16	52	3.14%	15	1
Commercial mortgage and other loans	4.11%	66	1	4.14%	63	7
Policy loans	3.86%	23	—	3.74%	26	—
Short-term investments and cash equivalents	0.27%	1	—	0.13%	1	—
Other investments (2)	4.53%	29	(164)	5.35%	48	(220)

Gross investment income before investment expenses	3.03%	945	(50)	2.82%	1,014	(191)
Investment expenses	-0.12%	(38)	—	-0.13%	(47)	—

Total	2.91%	907	(50)	2.69%	967	(191)

	Twelve Months Ended December 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.91%	3,269	771	2.75%	3,317	(188)
Equity securities	4.69%	82	118	3.36%	65	(88)
Commercial mortgage and other loans	4.21%	258	6	4.15%	237	16
Policy loans	3.70%	88	—	3.60%	99	—
Short-term investments and cash equivalents	0.19%	4	—	0.16%	5	—
Other investments (2)	6.12%	170	(927)	4.71%	181	(142)

Gross investment income before investment expenses	3.04%	3,871	(32)	2.83%	3,904	(402)
Investment expenses	-0.12%	(156)	—	-0.13%	(184)	—

Total	2.92%	3,715	(32)	2.70%	3,720	(402)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.60%	1,349	(859)	4.88%	1,174	55
Equity securities	6.16%	39	(4)	8.38%	48	5
Commercial mortgage and other loans	4.93%	236	(10)	5.90%	232	12
Policy loans	5.27%	58	—	5.64%	52	—
Short-term investments and cash equivalents	0.26%	6	—	0.24%	7	—
Other investments	10.24%	145	(436)	2.79%	26	(373)

Gross investment income before investment expenses	4.62%	1,833	(1,309)	4.63%	1,539	(301)
Investment expenses	-0.14%	(48)	—	-0.16%	(40)	—

Total	4.48%	1,785	(1,309)	4.47%	1,499	(301)

	Twelve Months Ended December 31
	2013			2012
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.65%	5,306	(954)	5.09%	4,328	40
Equity securities	7.30%	174	12	8.70%	184	34
Commercial mortgage and other loans	5.25%	911	(19)	5.82%	881	14
Policy loans	5.45%	228	—	5.62%	194	—
Short-term investments and cash equivalents	0.23%	26	1	0.26%	28	—
Other investments	7.54%	383	(4,619)	3.13%	87	(1,500)

Gross investment income before investment expenses	4.56%	7,028	(5,579)	4.81%	5,702	(1,412)
Investment expenses	-0.14%	(152)	—	-0.13%	(89)	—

Total	4.42%	6,876	(5,579)	4.68%	5,613	(1,412)

(1)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Quarterly Financial Supplement Fourth Quarter 2013

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
2,144	2,038	U.S. Retirement Solutions and Investment Management Division	724	309	514	714	769	851	1,231
645	656	U.S. Individual Life and Group Insurance Division	72	94	147	87	146	163	216
2,263	1,887	International Insurance Division	597	678	782	647	877	850	778
(1,112)	(938)	Corporate and other operations	(327)	(225)	(414)	(372)	(314)	(347)	(312)

3,940	3,643	Total pre-tax adjusted operating income	1,066	856	1,029	1,076	1,478	1,517	1,913
1,023	979	Income taxes, applicable to adjusted operating income	287	206	270	245	406	424	540

2,917	2,664	Financial Services Businesses after-tax adjusted operating income	779	650	759	831	1,072	1,093	1,373

		Reconciling items:
847	(27)	Realized investment gains (losses), net, and related charges and adjustments	(1,838)	2,030	(1,303)	(1,698)	(3,003)	(2,230)	(556)
223	501	Investment gains on trading account assets supporting insurance liabilities, net	234	4	264	108	95	(471)	103
(123)	(631)	Change in experience-rated contractholder liabilities due to asset value changes	(246)	54	(254)	(94)	(143)	471	(73)
90	1	Divested businesses	1	22	(687)	49	29	(84)	43
(227)	(87)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	2	9	(56)	16	(34)	24	11

810	(243)	Total reconciling items, before income taxes	(1,847)	2,119	(2,036)	(1,619)	(3,056)	(2,290)	(472)
424	35	Income taxes, not applicable to adjusted operating income	(117)	540	(625)	(614)	(1,237)	(700)	(67)

386	(278)	Total reconciling items, after income taxes	(1,730)	1,579	(1,411)	(1,005)	(1,819)	(1,590)	(405)

3,303	2,386	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(951)	2,229	(652)	(174)	(747)	(497)	968
148	63	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(2)	(10)	36	(14)	11	(22)	(10)

3,451	2,449	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(953)	2,219	(616)	(188)	(736)	(519)	958
34	19	Earnings attributable to noncontrolling interests	6	16	7	21	35	27	13

3,485	2,468	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(947)	2,235	(609)	(167)	(701)	(492)	971
35	32	Income (loss) from discontinued operations, net of taxes	7	8	(1)	3	1	2	8

3,520	2,500	Net income (loss) of Financial Services Businesses	(940)	2,243	(610)	(164)	(700)	(490)	979
34	19	Less: Income attributable to noncontrolling interests	6	16	7	21	35	27	13

3,486	2,481	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(946)	2,227	(617)	(185)	(735)	(517)	966

11.1%	11.3%	Operating Return on Average Equity (based on adjusted operating income)	11.6%	9.6%	10.8%	12.1%	16.2%	17.0%	21.4%

		Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc:
3,486	2,481	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(946)	2,227	(617)	(185)	(735)	(517)	966
146	495	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	21	(5)	43	(18)	15	3	61

3,632	2,976	Consolidated net income (loss) attributable to Prudential Financial, Inc.	(925)	2,222	(574)	(203)	(720)	(514)	1,027

Quarterly Financial Supplement Fourth Quarter 2013

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Earnings per share of Common Stock (diluted): (1)
5.97	5.64	Financial Services Businesses after-tax adjusted operating income	1.64	1.39	1.61	1.76	2.27	2.30	2.89

		Reconciling items:
1.73	(0.06)	Realized investment gains (losses), net, and related charges and adjustments	(3.85)	4.29	(2.76)	(3.61)	(6.37)	(4.72)	(1.18)
0.46	1.05	Investment gains on trading account assets supporting insurance liabilities, net	0.49	0.01	0.56	0.23	0.20	(1.00)	0.22
(0.25)	(1.33)	Change in experience-rated contractholder liabilities due to asset value changes	(0.52)	0.11	(0.54)	(0.20)	(0.30)	1.00	(0.15)
0.18	—	Divested businesses	—	0.05	(1.46)	0.10	0.06	(0.18)	0.09
(0.01)	—	Difference in earnings allocated to participating unvested share-based payment awards	0.02	(0.03)	0.01	—	0.02	0.02	0.01

2.11	(0.34)	Total reconciling items, before income taxes	(3.86)	4.43	(4.19)	(3.48)	(6.39)	(4.88)	(1.01)
1.03	0.10	Income taxes, not applicable to adjusted operating income	(0.21)	1.15	(1.26)	(1.30)	(2.54)	(1.46)	(0.14)

1.08	(0.44)	Total reconciling items, after income taxes	(3.65)	3.28	(2.93)	(2.18)	(3.85)	(3.42)	(0.87)

7.05	5.20	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	(2.01)	4.67	(1.32)	(0.42)	(1.58)	(1.12)	2.02
0.07	0.06	Income from discontinued operations, net of taxes	0.01	0.02	—	—	—	—	0.02

7.12	5.26	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(2.00)	4.69	(1.32)	(0.42)	(1.58)	(1.12)	2.04

480.2	466.8	Weighted average number of outstanding Common shares (basic)	469.2	466.1	464.4	462.6	464.3	464.1	462.6
488.7	475.4	Weighted average number of outstanding Common shares (diluted)	477.5	473.5	471.8	469.9	471.7	472.2	472.0

24	36	Direct equity adjustments for earnings per share calculation	8	8	4	—	4	1	2
17	17	Earnings related to interest, net of tax, on exchangeable surplus notes	4	5	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
39	34	Financial Services Businesses after-tax adjusted operating income	9	6	7	7	10	11	13
46	32	Income from continuing operations (after-tax) of Financial Services Businesses	—	21	—	7	2	2	9

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012, September 30, 2012, December 31, 2012, March 31, 2013, and June 30, 2013, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

Quarterly Financial Supplement Fourth Quarter 2013

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
21,038	14,912	Premiums	5,980	6,695	8,263	41,145	6,329	6,115	5,414
4,032	3,482	Policy charges and fee income	1,078	1,085	1,251	1,183	1,425	1,460	1,284
9,803	8,501	Net investment income	2,500	2,526	2,631	2,713	2,821	2,901	2,873
4,053	3,156	Asset management fees, commissions and other income	931	929	1,083	1,110	1,225	1,244	1,212

38,926	30,051	Total revenues	10,489	11,235	13,228	46,151	11,800	11,720	10,783

		Benefits and Expenses (1):
19,919	14,557	Insurance and annuity benefits	5,484	6,404	8,229	40,783	6,332	6,171	5,420
3,756	3,418	Interest credited to policyholders’ account balances	948	971	941	944	966	929	886
1,163	1,049	Interest expense	308	311	311	313	327	331	296
(3,027)	(2,432)	Deferral of acquisition costs	(809)	(911)	(882)	(932)	(864)	(706)	(646)
1,565	1,027	Amortization of acquisition costs	406	513	466	581	475	502	31
11,610	8,789	General and administrative expenses	3,086	3,091	3,134	3,386	3,086	2,976	2,883

34,986	26,408	Total benefits and expenses	9,423	10,379	12,199	45,075	10,322	10,203	8,870

3,940	3,643	Adjusted operating income before income taxes	1,066	856	1,029	1,076	1,478	1,517	1,913

		Reconciling items:
2,503	152	Realized investment gains (losses), net, and related adjustments	(2,716)	3,058	(1,951)	(2,057)	(3,305)	(2,698)	(1,319)
(1,656)	(179)	Related charges	878	(1,028)	648	359	302	468	763

847	(27)	Total realized investment gains (losses), net, and related charges and adjustments	(1,838)	2,030	(1,303)	(1,698)	(3,003)	(2,230)	(556)

223	501	Investment gains on trading account assets supporting insurance liabilities, net	234	4	264	108	95	(471)	103
(123)	(631)	Change in experience-rated contractholder liabilities due to asset value changes	(246)	54	(254)	(94)	(143)	471	(73)
90	1	Divested businesses	1	22	(687)	49	29	(84)	43
(227)	(87)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	2	9	(56)	16	(34)	24	11

810	(243)	Total reconciling items, before income taxes	(1,847)	2,119	(2,036)	(1,619)	(3,056)	(2,290)	(472)

4,750	3,400	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(781)	2,975	(1,007)	(543)	(1,578)	(773)	1,441
1,447	1,014	Income tax expense (benefit)	170	746	(355)	(369)	(831)	(276)	473

3,303	2,386	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(951)	2,229	(652)	(174)	(747)	(497)	968

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Quarterly Financial Supplement Fourth Quarter 2013

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
901	1,232	Premiums	116	248	161	31,979	145	256	276
2,043	1,662	Policy charges and fee income	544	556	584	598	619	654	665
4,086	4,237	Net investment income	999	983	1,002	1,096	1,160	1,236	1,196
4,010	3,220	Asset management fees, commissions and other income	969	919	1,065	1,135	1,122	1,156	1,157

11,040	10,351	Total revenues	2,628	2,706	2,812	34,808	3,046	3,302	3,294

		Benefits and Expenses (1):
2,070	2,139	Insurance and annuity benefits	251	611	736	32,292	524	683	598
2,285	2,415	Interest credited to policyholders’ account balances	544	568	504	531	506	495	433
139	96	Interest expense	35	39	37	33	33	31	31
(1,093)	(1,154)	Deferral of acquisition costs	(265)	(288)	(305)	(233)	(235)	(141)	(136)
602	272	Amortization of acquisition costs	97	168	(20)	166	145	137	(92)
4,893	4,545	General and administrative expenses	1,242	1,299	1,346	1,305	1,304	1,246	1,229

8,896	8,313	Total benefits and expenses	1,904	2,397	2,298	34,094	2,277	2,451	2,063

2,144	2,038	Adjusted operating income before income taxes	724	309	514	714	769	851	1,231

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Quarterly Financial Supplement Fourth Quarter 2013

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT SEGMENT

(in millions)

Years ended December 31			2012				2013
2011	2010		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
—	—	Premiums	—	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—	—
118	121	Net investment income	23	15	38	31	18	20	22
2,413	1,852	Asset management fees, commissions and other income	540	481	594	654	624	642	627

2,531	1,973	Total revenues	563	496	632	685	642	662	649

		Benefits and Expenses (1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
13	13	Interest expense	3	5	3	4	3	3	2
(23)	(24)	Deferral of acquisition costs	(7)	(6)	(7)	(6)	(7)	(6)	(5)
25	25	Amortization of acquisition costs	6	6	6	6	6	7	6
1,628	1,436	General and administrative expenses	414	436	433	496	471	486	473

1,643	1,450	Total benefits and expenses	416	441	435	500	473	490	476

888	523	Adjusted operating income before income taxes	147	55	197	185	169	172	173

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Quarterly Financial Supplement Fourth Quarter 2013

RECLASSIFIED SUPPLEMENTARY INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2012				2013
2011		1Q	2Q	3Q	4Q	1Q	2Q	3Q

	Constant exchange rate basis (1):

	Net premiums, policy charges and fee income:
5,098	Japan, excluding Gibraltar Life	1,498	1,371	1,372	1,380	1,704	1,468	1,460
8,591	Gibraltar Life	2,713	3,484	4,965	6,112	3,326	3,484	2,695
1,464	All other countries	370	381	382	412	392	403	408

15,153	Total	4,581	5,236	6,719	7,904	5,422	5,355	4,563

	Annualized new business premiums:
800	Japan, excluding Gibraltar Life	300	313	176	188	274	206	177
1,976	Gibraltar Life	447	749	654	785	476	550	450
307	All other countries	86	80	90	88	91	71	81

3,083	Total	833	1,142	920	1,061	841	827	708

	Annualized new business premiums by distribution channel:
1,107	Life Planners	386	393	266	276	365	277	258
943	Gibraltar Life Consultants	184	309	198	207	212	256	195
587	Banks	185	256	419	526	217	218	200
446	Independent Agency	78	184	37	52	47	76	55

3,083	Total	833	1,142	920	1,061	841	827	708

	Face amount of individual policies in force at end of period (in billions) (1)(2):
339	Japan, excluding Gibraltar Life	343	346	348	351	356	359	361
392	Gibraltar Life (3)	391	391	397	402	405	405	406
102	All other countries	103	104	105	106	106	107	108

833	Total	837	841	850	859	867	871	875

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 82 per U.S. dollar and Korean won 1150 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Includes Star/Edison business from February 1, 2011 date of acquisition, amounting to face amount of $135 billion and 3.529 million individual policies as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Consultants:

Insurance representatives for Gibraltar Life, previously identified as Life Advisors.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is (5.1)% for the three months ended December 31, 2013, 11.6% for the three months ended September 30, 2013, (5.8)% for the three months ended June 30, 2013, (7.8)% for the three months ended March 31, 2013, and (2.0)% for the three months ended December 31, 2012.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2013

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 5, 2014

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR*	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of February 5, 2014

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.